Grail Advisors Actively Managed ETFs

SUPPLEMENT DATED SEPTEMBER 18, 2009
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 10, 2009

This supplement updates the Prospectus and Statement of Additional Information (“SAI”) as follows:

References in the Prospectus and SAI to the size of Creation Units are revised to refer to 50,000 Shares as the size of a Creation Unit. Creation Unit blocks are expected to be worth over $1,000,000.

The information under the headings “Creation Unit Transaction Fees and Redemption Transaction Fees” appearing on pages 7, 10, 15 and 19 of the Prospectus are removed and replaced in their entirety with the following:

Creation Unit Transaction Fees and Redemption Transaction Fees

The ETF issues and redeems Shares at NAV only in Creation Unit blocks of 50,000. Shares in less than Creation Units are not redeemable. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Units acquired. An investor redeeming Creation Units will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Units redeemed. A charge of up to four (4) times these fixed transaction fees may be imposed on purchases outside the enhanced clearing process of the National Securities Clearing Corporation (“NSCC”). The Creation Unit transaction and redemption fees (and variable fees) are not expenses of the ETF and do not impact the ETF’s expense ratio.

The value of a Creation Unit of the ETF, as of the date of this Prospectus, was approximately $1,250,000. Investors holding Creation Units will also pay the Net Annual Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,250,000, a 5% return, and assuming that the ETF’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

One Year:	Three Years:

$12,354	$36,480

YOU SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.